                                                                   Exhibit 10.43

                                FOURTH AMENDMENT

     THIS FOURTH AMENDMENT dates as of August 27, 2003 (this "Amendment") is among DREYER'S GRAND ICE CREAM, INC. (the "Company"), DREYER'S GRAND ICE CREAM HOLDINGS, INC. ("New Dreyer's"), various financial institutions and BANK OF AMERICA, N.A., as Agent (in such capacity, the "Agent").

     WHEREAS, the Company, New Dreyer's, various financial institutions and the Agent are parties to a Credit Agreement dated as of July 25, 2000 (as previously amended, the "Credit Agreement"; capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Credit Agreement); and

     WHEREAS, the parties hereto have agreed to amend the Credit Agreement as more fully set forth below;

     NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1. AMENDMENTS. Subject to the satisfaction of the applicable conditions precedent set forth in Section 3, the Company, New Dreyer's, the Majority Banks and the Agent agree that, on the Fourth Amendment Effective Date (as defined below), the Credit Agreement shall be amended as set forth below.

     1.1 Addition of definition of Adjusted EBITDA. The following definition of "Adjusted EBITDA" is added to Section 1.01 in appropriate alphabetical sequence:

          "Adjusted EBITDA" means, for any Person for any period, such Person's consolidated earnings before interest, taxes, depreciation and amortization of non-cash charges, all determined on a consolidated basis and in accordance with GAAP for such period, plus, in the case of New Dreyer's and the Company, to the extent deducted in determining consolidated earnings for such period, (a) the first $110,000,000 of merger-related expenses incurred in connection with the Transaction, (b) the first $103,000,000 of non-cash expenses related to management stock option expense and the accretion of management and employee stock options in connection with the Transaction, (c) the first $70,000,000 goodwill impairment charges taken by NICC in the quarter ending September 29, 2002, (d) the first $23,300,000 of asset write-downs taken by NICC in the six months ended June 28, 2003 in connection with, among other things, the sale of assets to CoolBrands International, Inc. and (e) the first $14,400,000 in non-cash charges taken by the Company in the quarter ended June 28, 2003 related to the expensing of "in-process" research and development costs or to losses on brands sold to CoolBrands International, Inc.

          1.2 Effect of Transaction on Accounting Principles. The following clause (c) is added at the end of Section 1.03.

          (c) Notwithstanding any other provision of this Agreement to the contrary, all financial computations and similar requirements in this Agreement relating to the second quarter of 2003 and any prior periods shall be made based upon the combined results of the Company and NICC (with appropriate intercompany eliminations).

     1.3 Replacement of EBITDA with Adjusted EBITDA. The term "EBITDA" is replaced by the term "Adjusted EBITDA" in the following places:

     (a) Twice in the definition of "Funded Debt/EBITDA Ratio" (including in the defined term itself); provided that so long as the Agent has not received (by facsimile or otherwise) counterparts this Amendment signed by all Banks, the existing definition of Funded Debt/EBITDA Ratio shall continue to be used in
Schedule 1.1 (the Pricing Schedule) and for purposes of calculating pricing in the Compliance Certificate.

     (b)  Once in Section 8.14.

     (c)  Twice in Section 8.15 (including in the caption).

     1.4 Amendment of Pricing Schedule. Schedule 1.1 (the Pricing Schedule) is amended by substituting Schedule 1.1 hereto therefore.

     1.5 Amendment of Compliance Certificate. Exhibit A (the form of Compliance Certificate) is amended by substituting Exhibit A hereto therefore.

     SECTION 2. REPRESENTATIONS AND WARRANTIES. The Company and New Dreyer's represent and warrant to the Agent and the Banks that (a) the representations and warranties made in Article VI of the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") are true and correct on and as of the Fourth Amendment Effective Date with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date); (b) on and as of the Fourth Amendment Effective Date (and after giving effect hereto), no Default or Event of Default will exist;
(c) the execution and delivery by the Company and New Dreyer's of this Amendment and the performance by the Company and New Dreyer's of their respective obligations under the Amended Credit Agreement (i) are within the corporate powers of the Company and New Dreyer's, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with any provision of law or of any agreement or other contract, or any judgement, order or decree, which is binding upon the Company or New Dreyer's; and (d) upon the effectiveness hereof, the Amended Credit Agreement will be the legal, valid and binding obligation of the Company and New Dreyer's, enforceable against the Company and New Dreyer's in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     SECTION 3. EFFECTIVENESS. The amendments set forth in Section 1 shall become effective on the date (the "Fourth Amendment Effective Date") on which the Agent has received

(a) counterparts of this Amendment executed by the Company, New Dreyer's and the Majority Banks (it being understood that the Agent may rely on facsimile confirmation of the execution of a counterpart hereof by any party hereto); and
(b) a confirmation signed by all Guarantors.

     SECTION 4. MISCELLANEOUS.

     4.1 Continuing Effectiveness, etc. As amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Fourth Amendment Effective Date, all references in the Credit Agreement, the Notes, each other Loan Document and any similar document to the "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

     4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

     4.3 Expenses. The Company agrees to pay the reasonable costs and expenses of the Agent (including Attorney Costs) in connection with the preparation, execution and delivery of this Amendment.

     4.4 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

     4.5 Successors and Assigns. This Amendment shall be binding upon the Company, New Dreyer's, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the Agent and the successors and assigns of the Banks and the Agent.

                             [SIGNATURES TO FOLLOW]

Delivered at Chicago, Illinois, as of the day and year first above written.


                                       DREYER'S GRAND ICE CREAM, INC.


                                       By:    /s/ William C. Collett
                                              ----------------------------------
                                       Name:  William C. Collett
                                              ---------------------------------
                                       Title: Treasurer
                                              ---------------------------------


                                       DREYER'S GRAND ICE CREAM HOLDINGS, INC.

                                       By:    /s/ William C. Collett
                                              ----------------------------------
                                       Name:  William C. Collett
                                              ---------------------------------
                                       Title: Treasurer
                                              ---------------------------------


                                            Fourth Amendment to Credit Agreement

                                       BANK OF AMERICA, N.A., as Agent


                                       By:    /s/ David L. Catherall
                                              ---------------------------------
                                       Name:  David L. Catherall
                                       Title: Vice President


                                       BANK OF AMERICA, N.A., as a Bank


                                       By:    /s/ David L. Catherall
                                              ---------------------------------
                                       Name:  David L. Catherall
                                       Title: Vice President


                                            Fourth Amendment to Credit Agreement

                                               UNION BANK OF CALIFORNIA, N.A.

                                               By:    /s/ Henry G. Montgomery
                                                     --------------------------
                                               Name:  Henry G. Montgomery
                                                     --------------------------
                                               Title: VP
                                                     --------------------------


                                               HARRIS TRUST AND SAVINGS BANK

                                               By:
                                                     --------------------------
                                               Name:
                                                     --------------------------
                                               Title:
                                                     --------------------------


                                               COBANK, ACB

                                               By:
                                                     --------------------------
                                               Name:
                                                     --------------------------
                                               Title:
                                                     --------------------------



                                            Fourth Amendment to Credit Agreement

                                               UNION BANK OF CALIFORNIA, N.A.

                                               By:
                                                     --------------------------
                                               Name:
                                                     --------------------------
                                               Title:
                                                     --------------------------


                                               HARRIS TRUST AND SAVINGS BANK

                                               By:    /s/ Leili Ghazi
                                                     --------------------------
                                               Name:  Leili Ghazi
                                                     --------------------------
                                               Title: Vice President
                                                     --------------------------


                                               COBANK, ACB

                                               By:
                                                     --------------------------
                                               Name:
                                                     --------------------------
                                               Title:
                                                     --------------------------



                                            Fourth Amendment to Credit Agreement

                                        UNION BANK OF CALIFORNIA, N.A.


                                        By:
                                               ------------------------
                                        Name:
                                               ------------------------
                                        Title:
                                               ------------------------



                                        HARRIS TRUST AND SAVINGS BANK


                                        By:
                                               ------------------------
                                        Name:
                                               ------------------------
                                        Title:
                                               ------------------------


                                        COBANK, ACB


                                        By:    /s/ Brian J. Klatt
                                               ------------------------
                                        Name:  Brian J. Klatt
                                               ------------------------
                                        Title: Senior Vice President
                                               ------------------------

                                        SUNTRUST BANK

                                        By:    /s/ Gregory L. Cannon
                                               ------------------------
                                        Name:  Gregory L. Cannon
                                               ------------------------
                                        Title: Director
                                               ------------------------


                                        COOPERATIEVE CENTRALE
                                        RAIFFEISENBOERENLEENBANK B.A., "RABOBANK
                                        INTERNATIONAL" NEW YORK BRANCH

                                        By:
                                               ------------------------
                                        Name:
                                               ------------------------
                                        Title:
                                               ------------------------


                                        By:
                                               ------------------------
                                        Name:
                                               ------------------------
                                        Title:
                                               ------------------------


                                        FARM CREDIT SERVICES OF MINNESOTA
                                        VALLEY, PCA, dba FCS Commercial Finance
                                        Group


                                        By:
                                               ------------------------
                                        Name:
                                               ------------------------
                                        Title:
                                               ------------------------

                                        THE BANK OF NEW YORK

                                        By:
                                               ------------------------
                                        Name:
                                               ------------------------
                                        Title:
                                               ------------------------

                                         SUNTRUST BANK

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         COOPERATIEVE CENTRALE RAIFFEISEN-
                                         BOERENLEENBANK B.A., "RABOBANK
                                         INTERNATIONAL" NEW YORK BRANCH

                                         By: /s/ Bradford F. Scott
                                            ------------------------------------
                                         Name: Bradford F. Scott
                                              ----------------------------------
                                         Title: Executive Director
                                               ---------------------------------


                                         By: /s/ Ian Reece
                                            ------------------------------------
                                         Name: Ian Reece
                                              ----------------------------------
                                         Title: Managing Director
                                               ---------------------------------


                                         FARM CREDIT SERVICES OF MINNESOTA
                                         VALLEY, PCA, dba FCS Commercial Finance
                                         Group

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         THE BANK OF NEW YORK

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------





                                            Fourth Amendment to Credit Agreement

                                         SUNTRUST BANK

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         COOPERATIEVE CENTRALE RAIFFEISEN-
                                         BOERENLEENBANK B.A., "RABOBANK
                                         INTERNATIONAL" NEW YORK BRANCH

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         FARM CREDIT SERVICES OF MINNESOTA
                                         VALLEY, PCA, dba FCS Commercial Finance
                                         Group

                                         By: /s/ James M. Grafling
                                            ------------------------------------
                                         Name: James M. Grafling
                                              ----------------------------------
                                         Title: SVP - Syndicated Finance
                                               ---------------------------------


                                         THE BANK OF NEW YORK

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------





                                            Fourth Amendment to Credit Agreement

                                         SUNTRUST BANK

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         COOPERATIEVE CENTRALE RAIFFEISEN-
                                         BOERENLEENBANK B.A., "RABOBANK
                                         INTERNATIONAL" NEW YORK BRANCH

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         FARM CREDIT SERVICES OF MINNESOTA
                                         VALLEY, PCA, dba FCS Commercial Finance
                                         Group

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         THE BANK OF NEW YORK

                                         By: /s/ Lisa Y. Brown
                                            ------------------------------------
                                         Name: Lisa Y. Brown
                                              ----------------------------------
                                         Title: Managing Director
                                               ---------------------------------





                                            Fourth Amendment to Credit Agreement

                             GUARANTOR CONFIRMATION

     The undersigned Guarantors hereby agree and consent, as of the date first above written, to the terms and provisions of the above Fourth Amendment, and agree that the Guaranty, dated as of June 27, 2003, executed by the undersigned Guarantors shall remain in full force and effect notwithstanding the provisions of such Fourth Amendment.

                                         DREYER'S GRAND ICE CREAM HOLDINGS,
                                         INC.

                                         By: /s/ William C. Collett
                                            ------------------------------------
                                         Name: William C. Collett
                                              ----------------------------------
                                         Title: Treasurer
                                               ---------------------------------

                                         NESTLE ICE CREAM COMPANY, LLC

                                         By: /s/ William C. Collett
                                            ------------------------------------
                                         Name: William C. Collett
                                              ----------------------------------
                                         Title: Treasurer
                                               ---------------------------------

                                         EDY'S GRAND ICE CREAM

                                         By: /s/ William C. Collett
                                            ------------------------------------
                                         Name: William C. Collett
                                              ----------------------------------
                                         Title: Treasurer
                                               ---------------------------------




                                                          Guarantor Confirmation

                                  SCHEDULE 1.1

                                PRICING SCHEDULE

The Base Rate Margin, the Offshore Rate Margin, the Commitment Fee Rate and the LC Fee Rate, respectively, shall be determined in accordance with the table below and the other provisions of this Schedule 1.1.

                    LEVEL I  LEVEL II  LEVEL III  LEVEL IV  LEVEL V  LEVEL VI  LEVEL VII
Base Rate
  Margin..........  0.000%    0.000%    0.250%     0.500%   0.875%    1.125%    1.375%
                    ------    ------    ------     ------   ------    ------    ------
Offshore Rate
  Margin..........  0.750%    1.000%    1.250%     1.500%   1.875%    2.125%    2.375%
                    ------    ------    ------     ------   ------    ------    ------
Commitment
  Fee Rate........  0.250%    0.300%    0.350%     0.375%   0.450%    0.500%    0.500%
                    ------    ------    ------     ------   ------    ------    ------
LC Fee Rate.......  0.750%    1.000%    1.250%     1.500%   1.875%    2.125%    2.375%
                    ------    ------    ------     ------   ------    ------    ------

     Level I applies when the Funded Debt/EBITDA Ratio is less than 1.0 to 1.

     Level II applies when the Funded Debt/EBITDA Ratio is equal to or greater than 1.0 to 1 but less than 1.5 to 1.

     Level III applies when the Funded Debt/EBITDA Ratio is equal to or greater than 1.5 to 1 but less than 2.0 to 1.

     Level IV applies when the Funded Debt/EBITDA Ratio is equal to or greater than 2.0 to 1 but less than 2.5 to 1.

     Level V applies when the Funded Debt/EBITDA Ratio is equal to or greater than 2.5 to 1 but less than 3.0 to 1.

     Level VI applies when the Funded Debt/EBITDA Ratio is equal to or greater than 3.0 to 1 but less than 3.5 to 1.

     Level VII applies when the Funded Debt/EBITDA Ratio is equal to or greater than 3.5 to 1.

     Beginning on the Third Amendment Effective Date, Level VII shall apply. The Level shall be adjusted (to the extent applicable), on November 26, 2003 and, thereafter, 60 days (or, in the case of the last fiscal quarter of any fiscal year of New Dreyer's, 100 days) after the end of each fiscal quarter based on the Funded Debt/EBITDA Ratio as of the last day of such fiscal quarter; provided that if New Dreyer's fails to deliver the financial statements required by Section 7.01(a) or 7.01(b), as applicable, and the related certificate required by Section 7.02(b) by the 65th day (or, if applicable, the 105th day) after any fiscal quarter, Level VII shall apply until such financial statements are delivered.


                                     1.1-1

After all Banks have signed the Fourth Amendment to the Credit Agreement, "Funded Debt/EBITDA Ratio" will be changed to "Funded Debt/Adjusted EBITDA Ratio" throughout this Schedule 1.1.


































































                                     1.1-2

                                   EXHIBIT A

                         DREYER'S GRAND ICE CREAM, INC.
                             COMPLIANCE CERTIFICATE

                                  Financial Statement Date: _____________, 200__

Please refer to the Credit Agreement dated as of July 25, 2000 (as amended through the Third Amendment thereto dated as of April 14, 2003 and as further amended or otherwise modified from time to time, the "Agreement") among Dreyer's Grand Ice Cream, Inc., a Delaware corporation (the "Company"), Dreyer's Grand Ice Cream Holdings, Inc., a Delaware corporation ("New Dreyer's"), various financial institutions (the "Banks"), Union Bank of California, N.A., as syndication agent, and Bank of America, N.A., as administrative agent for the Banks (in such capacity, the "Agent"). Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Agreement.

The undersigned Responsible Officer hereby certifies as of the date hereof that
(i) he/she is the ______________ of New Dreyer's, (ii) as such, he/she is authorized to execute and deliver this Certificate to the Banks and the Agent on behalf of New Dreyer's and (iii):

[USE THE FOLLOWING PARAGRAPH IF THIS CERTIFICATE IS DELIVERED IN CONNECTION WITH THE FINANCIAL STATEMENTS REQUIRED BY SUBSECTION 7.01(a) OF THE AGREEMENT.]

1. Attached as Schedule 1 hereto are (a) a true and correct copy of the audited consolidated balance sheet of New Dreyer's and its Subsidiaries as at the end of the fiscal year ended ____________________ and (b) the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, accompanied by the opinion of the Independent Auditor which states that such consolidated financial statements present fairly, in all material respects, the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion is not qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the records of New Dreyer's or any Subsidiary.

OR

[USE THE FOLLOWING PARAGRAPH IF THIS CERTIFICATE IS DELIVERED IN CONNECTION WITH THE FINANCIAL STATEMENTS REQUIRED BY SUBSECTION 7.01(b) OF THE AGREEMENT.]

1. Attached as Schedule 1 hereto are (a) a true and correct copy of the unaudited consolidated balance sheet of New Dreyer's and its Subsidiaries as of the end of the fiscal quarter ended ___________________, _______, and (b) the related unaudited consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and such financial statements were prepared in accordance with GAAP (subject only to ordinary, good faith year-end audit adjustments and the absence of footnotes) and fairly present, in all material respects, the financial position and the results of operations of New Dreyer's and its Subsidiaries.

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and conditions (financial or otherwise) of New Dreyer's and its Subsidiaries during the accounting period covered by the attached financial statements.

3. To the best of the undersigned's knowledge, New Dreyer's and its Subsidiaries have, during such period, observed, performed or satisfied all of the covenants and other agreements, and satisfied every condition in the Agreement, to be observed, performed or satisfied by New Dreyer's and its Subsidiaries, and the undersigned has no knowledge of any Default or Event of Default.

4. The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate. All amounts and ratios refer to the financial statements attached as Schedule 1 hereto and are determined in accordance with the specifications set forth in the Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ______________, ____.

                                   DREYER'S GRAND ICE CREAM HOLDINGS, INC.

                                   By:
                                        -----------------------------------

                                   Name:
                                        -----------------------------------

                                   Title:
                                        -----------------------------------

                                   Date:
                                        -----------------------------------

                                   Schedule 1
                                       To
                             Compliance Certificate
                    [Attach applicable financial statements]

                                   Schedule 2
                           to Compliance Certificate
                  Financial Covenant Analyses and Information


                                                          Date: ________________
                                        For the fiscal quarter ended: __________

Section 8.01 - Limitation on Liens

     1. Section 8.01(g) Aggregate amount of judgment or judicial attachment liens falling within this Section:


         Permitted:      $5,000,000      Actual:     $__________


     2. Section 8.01(i) Aggregate principal amount secured by Liens on assets of corporations which became Subsidiaries after the date of the Agreement and falling within this Section:


         Permitted:     $10,000,000      Actual:     $__________


     3. Section 8.01(j) Principal amount of indebtedness secured by purchase money security interests in property held by the Company and its Subsidiaries in the ordinary course of business and falling within this Section:


         Permitted:     $15,000,000      Actual:     $__________


     4. Section 8.01(m) Principal amount of indebtedness secured by Liens falling within this Section:


         Permitted:      $2,000,000      Actual:     $__________


Section 8.02 Disposition of Assets

     Section 8.02(h) Dispositions falling within this Section:


         Permitted:     $10,000,000      Actual:     $__________


Section 8.04 Loans and Investments

     1. Section 8.04(d) Investments under subsections 8.04(d) shall not at any time exceed $75,000,000 during the term of this Agreement.

         Actual:     $____________

     2.   Section 8.04(d) Investments falling within the proviso:

          Aggregate amount permitted at any time: $15,000,000

          Actual:   $
                     --------------


Section 8.05 Limitation on Indebtedness

     1.   Section 8.05(h) Aggregate amount of unsecured Indebtedness of
Subsidiaries

          Permitted:     $15,000,000         Actual: $
                                                      -------------

     2.   Section 8.05(i) Aggregate amount of Synthetic Lease Obligations

          Permitted:     $30,000,000         Actual: $
                                                      -------------

     3. Section 8.05(j) Aggregate amount of Indebtedness which ranks pari passu with the Obligations (excludes Nestle Credit Arrangements)

          Permitted:     $100,000,000         Actual: $
                                                      -------------

Section 8.08 Contingent Obligations

     1. Section 8.08(d) Aggregate amount of Contingent Obligations of Grand Soft Capital Company and Grand Soft Equipment Company with respect to leases sold or entered into pursuant to the Grand Soft Program:

          Permitted:     $10,000,000         Actual: $
                                                      -------------

          Company's Guaranty Obligations with respect to such Contingent
Obligations:

          Permitted:     $10,000,000         Actual: $
                                                      -------------

     2.   Section 8.08(g) Guaranty Obligations falling within this Section:

          Permitted:     $10,000,000         Actual: $
                                                      -------------


Section 8.10 Lease Obligations

     1. Section 8.10(b) Aggregate amount of rent and other charges to be paid under operating leases falling under Section 8.10(b) (without discounting to present value and without regard to any options to extend):

                Permitted:     $20,000,000     Actual:$_________

     2. Section 8.10(c)(3) Aggregate amount of rent and other charges to be paid under leases falling under Section 8.10(c)(3) (without discounting to present value and without regard to any options to extend):

                Permitted:     $5,000,000     Actual:$_________

     3.  Section 8.10(d) Capital leases falling under Section 8.10(d):

                Permitted:     $30,000,000     Actual:$_________


Section 8.11 Restricted Payments


     1. Section 8.11(b) Aggregate amount of cash dividend payments to common stockholders.

                              (i) $0.24 per share

                              $________________


                              (ii) 30% of New
                              Dryer's
                              consolidated net
                              income for the
                              preceding fiscal
                              year.
                              $_________________

                Permitted:    The greater of (i)     Actual:$_________
                              and (ii)
                              $_________________


Section 8.13 Consolidated Net Worth

     1.  (a)  Base amount                                        $2,000,000,000


         (b)  75% of New Dryer's consolidated net income
              for each fiscal quarter beginning with the fiscal
              quarter ending on __________, 2003 (with no
              deduction for losses)                              $______________


         (c) 75% of Net Issuance Proceeds of any stock offerings (excluding stock issuances under

            Section 8.11(c))                               $_______________

2.   Sum of 1(a) plus 1(b) plus 1(c) (minimum required
     Consolidated Net Worth)                               $_______________

3.   Actual Consolidated Net Worth)                        $_______________

Section 8.14 Minimum Fixed Charge Coverage Ratio

Minimum Fixed Charge Coverage Ratio cannot be less than (i) 2.25 as of the last day of the first six fiscal quarters ending after the Third Amendment Effective Date and (ii) 3.00 as of the last day of any fiscal quarter thereafter.

          The following computations are to be made for the period consisting of four consecutive fiscal quarters ending on the last day of the fiscal quarter first above written on page 1 of this Schedule.

     1.   (a) Consolidated earnings                         $___________

          (b) Interest                                      $___________

          (c) Taxes                                         $___________

          (d) Depreciation                                  $___________

          (e) Amortization                                  $___________

          (f) The first $110,000,000 of merger-related      $___________
          expenses incurred in connection with the
          Transaction (to the extent deducted in
          determining consolidated earnings for the
          current period)

          (g) The first $103,000,000 of non-cash            $___________
          expenses related to the accretion of
          management and employee stock options in
          connection with the Transaction to the extent
          deducted in determining consolidated earnings
          during the current period

          (h) the first $70,000,000 of goodwill             $___________
          impairment charges taken by NICC in the
          quarter ending September 29, 2002

          (i) the first $23,300,000 of asset write-downs    $___________
          taken by NICC in the six months ended June
          28, 2003 in connection with, among other
          things, the sale of assets to CoolBrands
          International, Inc.


          (j) the first $14,400,000 in non-cash charges     $
          taken by the Company in the quarter ended          -----------
          June 28, 2003 related to the expensing of "in-process" research and development costs or to losses on brands sold to CoolBrands
          International, Inc.

          (k) Adjusted EBITDA (total of 1(a) through        $
          1(j))                                              -----------

     2.   Operating lease expenses                          $
                                                             -----------
     3.   Synthetic Lease Payments                          $
          (without duplication to 2 above)                   -----------

     4.   Sum of 1(k) + 2 + 3                               $
                                                             -----------
     5.   Cash interest expense                             $
                                                             -----------
     6.   Operating lease expense                           $
                                                             -----------
     7.   Synthetic Lease Payments                          $
          (without duplication to 6 above)                   -----------

     8.   Cash dividends                                    $
                                                             -----------
     9.   Current portion, as of the last day of such       $
          period, of all principal of Indebtedness           -----------
          (excluding Indebtedness under (i) the Loan
          Documents and (ii) the Nestle Credit
          Arrangements)

     10.  Sum of 5 + 6 + 7 + 8 + 9                          $
                                                             -----------
     11.  Ratio of 4 to 10                                       to
                                                            ----    ----
     12.  Allowed                                                to
                                                            ----    ----


Section 8.15 - New Dreyer's Funded Debt/Adjusted EBITDA Ratio
-------------------------------------------------------------

New Dreyer's Funded Debt/Adjusted EBITDA Ratio cannot be greater than (i) 4.00 at any time during the first 18 months following the Third Amendment Effective Date or (ii) 3.00 thereafter:

     (a)  Funded Debt of New Dreyer's (with            $_______
     adjustments permitted under definition of
     Funded Debt)

     (b)  Adjusted EBITDA of New Dreyer's              $_______

     (c)  Ratio of (a) to (b):                         ___ to ___

Pricing Schedule*

New Dreyer's Funded Debt/EBITDA Ratio as of the end of the fiscal quarter for which financial statements are delivered herewith:

     (a)  Funded Debt of New Dreyer's (with            $_______
     adjustments permitted under definition of
     Funded Debt)

     (b)  EBITDA of New Dreyer's (sum of items         $_______
     1(a) through 1(g) under Section 8.14
     calculation)

     (c)  Ratio of (a) to (b):                         ___ to ___

*After all Banks have signed the Fourth Amendment to the Credit Agreement, substitute "Adjusted EBITDA" for "EBITDA" in this calculation.